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                                                                 EXHIBIT 10.2

                                 SERVICES AGREEMENT

     THIS SERVICES AGREEMENT (this "Agreement") made this _____ day of ____________, 1999, by and between HYPERFEED TECHNOLOGIES, INC., a Delaware corporation ("HyperFeed") and PCQUOTE.COM, INC., a Delaware corporation (the "Company").


                                  R E C I T A L S

     WHEREAS, the Company and HyperFeed have entered into that certain Contribution and Separation Agreement (the "Separation Agreement") dated as of the date hereof, which provides, among other things, that HyperFeed shall contribute certain assets to the Company as an additional capital contribution to the Company, and the Company shall assume certain liabilities of HyperFeed;

     WHEREAS, as a condition to agreeing to enter into the Separation Agreement, the Company has required that the parties execute and deliver this Services Agreement;

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and HyperFeed hereby, intending to be legally bound by the terms hereof, agree as follows:


                                     ARTICLE I

                                 SERVICES PROVIDED

     SECTION 1.1 SERVICES. During the term of this Agreement, subject to the terms and conditions stated herein and unless such services are terminated pursuant to Section 3.2 hereof, HyperFeed will assist in performing the following services (the "Services") for the Company:

          (a) administrative services, including telephones, secretarial assistance, facilities management, use of office administrative equipment, internal computer operations and systems, and related services;

          (b) provision of customer information and services, including customer billing, collections, financial accounting, and related services;

          (c) technical and operational support, including assistance with the operation and marketing of the on-line services (including advertising services) offered by the Company;

          (d) internal legal, human resources, risk management and accounting services, including assistance with legal, employee benefits, accounting and other related issues,



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with such assistance to be provided by HyperFeed personnel but not to include any company retained outside advisors;

          (e)  network services, operations and management support;

          (f) access to all records of HyperFeed relevant to the ongoing operations of the Company for use solely by the Company, its agents and advisors;

          (g) provision of office space in HyperFeed's main offices at 300 South Wacker Drive, Suites 300 and 1130, Chicago, Illinois in an amount reasonably sufficient to allow the Company to conduct its administrative functions, subject to the terms and conditions of HyperFeed's current lease for such offices; provided that HyperFeed shall at all times remain responsible for all charges and expenses under such lease.

HyperFeed will provide all Services in a professional manner, consistent with industry standards.

     SECTION 1.2 PERSONNEL. HyperFeed shall engage or employ personnel to service the Company (the "Provided Employees") on a full-time or part-time basis as needed in sufficient amounts to provide the Services. HyperFeed shall provide all compensation, benefits and/or related payments or deductions/withholdings related to the Provided Employees. The Provided Employees shall at all times be considered the employees of HyperFeed.

                                     ARTICLE II

                                    COMPENSATION

     SECTION 2.1 COMPENSATION. During the term of this Agreement, subject to the terms and conditions stated herein the Company shall pay HyperFeed monthly in advance on the first business day of each month the amount specified on the attached EXHIBIT A for such month as the monthly charge for the Services.

                                    ARTICLE III

                                        TERM

     SECTION 3.1 TERM. The term of this Agreement shall begin and be effective as of April 1, 1999 and shall continue in full force and effect for a period of fifteen months, unless it is terminated earlier in accordance with the terms and conditions contained herein; provided, however, the Company may extend this Agreement for additional one month terms by delivery of written notice to HyperFeed no less than thirty (30) days prior to the end of the term of this Agreement or any one month extension as the case may be.


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                                    ARTICLE IV

                            WARRANTIES; REPRESENTATIONS

     SECTION 4.1 HYPERFEED REPRESENTATIONS AND WARRANTIES. HyperFeed represents and warrants that:

          (a) it has full power and authority to enter into and fully perform this Agreement.

          (b) all materials and services furnished to the Company or the use thereof will not violate any applicable law, or violate or infringe upon the rights of any third party.

          (c) at all times, HyperFeed will comply with all applicable federal, state and local laws.

     SECTION 4.2 COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants that:

          (a) it has full power and authority to enter into and fully perform this Agreement.

          (b) all materials and services furnished to the Company or the use thereof will not violate any applicable law, or violate or infringe upon the rights of any third party.

          (c) at all times, the Company will comply with all applicable federal, state and local laws.

                                     ARTICLE V

                                    INDEMNITIES

     SECTION 5.1 INDEMNITIES. Each party shall at all times indemnify, hold harmless and defend the other party in accordance with the indemnification provisions (applicable to such party) set forth in Article 5 of the Contribution and Separation Agreement

     SECTION 5.2 LIMITATION ON LIABILITY. Neither the Company nor HyperFeed shall be liable for any loss resulting from a cause over which such entities do not have direct control, including but not limited to the failure of electronic or mechanical equipment or communication lines, telephone or other interconnect problems, unauthorized access or theft.

                                     ARTICLE VI

                                      REMEDIES

     SECTION 6.1 TERMINATION. Either party shall have the right to terminate this Agreement if:


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          (a)  the other party breaches any material term or condition of this Agreement and has failed to cure such breach within ten (10) days after delivery of written notice of default.

          (b) the other party makes an assignment for the benefit of its creditors; (ii) is the subject of a voluntary petition in bankruptcy or any voluntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty (60) days of filing; (iii) becomes the subject of any involuntary petition in bankruptcy or any involuntary proceeding relating to insolvency, receivership, liquidation, or composition for the benefit of creditors, if such petition or proceeding is not dismissed within sixty (60) days of filing; or (iv) is liquidated or dissolved; or

          (c)  the other party is dissolved.

     SECTION 6.2 PROCEDURE. The non-terminating party may exercise its rights pursuant to Section 6.1 by sending the defaulting party the appropriate notice. No exercise of rights under Section 6.1 will limit the non-defaulting party's right to exercise any other remedy at law or equity.

                                    ARTICLE VII

                                      GENERAL

     SECTION 7.1 ASSIGNMENT. Neither party may assign this Agreement, or their respective rights and obligations hereunder, in whole or in part without the other party's prior written consent which consent shall not be unreasonably withheld. Any attempt to assign this Agreement without such consent shall be void and of no effect whatsoever. Notwithstanding the foregoing, the either party assign this Agreement or any of its rights and obligations hereunder without the other party's consent to any entity controlling, controlled by or under common control with such assigning party, or to any entity that acquires the assigning party by purchase of stock or by merger or otherwise, or by obtaining substantially all of the assigning party's assets (a "the Company Assignee"), provided that any such Company Assignee, or any division thereof, thereafter succeeds to all of the rights and is subject to all of the obligations of the assigning party under this Agreement.

     SECTION 7.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

     SECTION 7.3 JURISDICTION. Each party hereto irrevocably submits to the exclusive jurisdiction of (a) the Superior Court of the State of Illinois, Cook County, and (b) the United States District Court for the Northern District of Illinois, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby or thereby. Each of HyperFeed and the Company agrees to commence any such action, suit or proceeding either in the United States District Court for the Northern District of Illinois or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons,


                                      4
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in the Superior Court of the State of Illinois, Cook County. Each of
HyperFeed and the Company further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth below shall be effective service of process for any action, suit or proceeding in Illinois, with respect to any matters to which it has submitted to jurisdiction in this Section 7.3. Each of HyperFeed and the Company irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby and thereby in
(i) the Superior Court of the State of Illinois, Cook County, or (ii) the United States District Court for the Northern District of Illinois, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

     SECTION 7.4 COMPLIANCE WITH LAW. Each party shall comply in all material respects with all laws and regulations applicable to its activities under this Agreement.

     SECTION 7.5 PARTIAL INVALIDITY. If any provision of this Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to either party or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof).

     SECTION 7.6 NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and shall be deemed given when so delivered by hand, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), as follows:

          (a)  if to the Company:

               PCQuote.com, Inc.
               300 South Wacker Drive, Suite 300
               Chicago, Illinois  60606
               Attn:  Andrew Peterson

          (b)  if to HyperFeed,

               HyperFeed Technologies, Inc.
               300 South Wacker Drive, Suite 300
               Chicago, Illinois  60606
               Attn:  John Juska

     SECTION 7.7 INDEPENDENT CONTRACTORS. The parties to this Agreement are independent contractors. There is no relationship of partnership, joint venture, employment, franchise, or agency between the parties. Neither party shall have the power to bind the other or incur obligations on the other's behalf without the other's prior written consent.


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     SECTION 7.8    NO WAIVER.  No failure of either party to exercise or
enforce any of its rights under this Agreement shall act as a waiver of such right.

     SECTION 7.9 ENTIRE AGREEMENT. This Agreement, along with the Exhibits thereto, contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Neither party shall be liable or bound to any other part, in any manner by any representations, warranties or covenants relating to such subject matter except as specifically set forth herein.

     SECTION 7.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each of the other parties.

     SECTION 7.11 EFFECTIVENESS. This Agreement shall not become effective until executed by all proposed Parties hereto.

     SECTION 7.12 AMENDMENT. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. By an instrument in writing, any two parties hereto may waive compliance by the third partly with any term or provision of this Agreement that such third party was or is obligated to comply with or perform.

     SECTION 7.13 NO THIRD PARTY BENEFIT. Except as provided in the Contribution and Separation Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

     SECTION 7.14 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When a reference is made in this Agreement to a Section such reference shall be to a Section of this Agreement unless otherwise indicated.

                                      * * * * *



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                                      * * * * *

     IN WITNESS WHEREOF, the parties have caused this Services Agreement to be executed by their duly authorized representatives as of the date first above written.


HYPERFEED TECHNOLOGIES, INC.,           PCQUOTE.COM, INC.,

A DELAWARE CORPORATION                  A DELAWARE CORPORATION



By:                                     By:
   ------------------------------------    ------------------------------------
   John E. Juska, Senior Vice President    Timothy K. Krauskopf, President









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                                     EXHIBIT A
                             TO THE SERVICES AGREEMENT


     Period                        Payment
     ------                        -------
     April 1999                    $ 213,500
     May 1999                      $ 213,500
     June 1999                     $ 213,500
     July 1999                     $ 213,500
     August 1999                   $ 213,500
     September 1999                $ 213,500
     October 1999                  $ 163,500
     November 1999                 $ 163,500
     December 1999                 $ 163,500
     January 2000                  $ 138,500
     February 2000                 $ 138,500
     March 2000                    $ 138,500
     April 2000                    $ 113,500
     May 2000                      $ 113,500
     June 2000                     $ 113,500
     Any month beyond June 2000    an amount reasonably
                                   agreeable to the parties